                                                                 EXHIBIT 10.10

THE SHARES BEING SUBSCRIBED FOR HEREIN HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                           STOCK PURCHASE AGREEMENT


             THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the ______ day of ________________________, 1997, by and between Bionutrics, Inc., a
Nevada corporation (the "Company"), and __________________________, a
_______________________ corporation (the "Investor").

THE PARTIES HEREBY AGREE AS FOLLOWS:

       1.    Purchase and Sale of Stock.

             1.1 Sale and Issuance of Stock. On the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions herein set forth, the Company agrees to issue and sell 187,500 shares of its Common Stock, $.001 par value, at $8.00 per share (the "Shares"), and the Investor hereby subscribes for and agrees to purchase the Shares upon acceptance of this Agreement by the Company. This offer shall terminate on October 25, 1997.

             1.2 Payment. Investor is delivering with this Agreement to the Company's designated escrow account the full amount of the purchase price of the Shares in the amount of $_________ evidenced by a promissory note (the "Note") in the amount of ______________________________________________________ in U.S.
funds bearing interest at 5% per annum and due and payable on or before May 1, 1998, all as set forth in the Note delivered herewith.

             1.3 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall be deemed to have occurred when this Agreement has been executed by both the Investor and the Company and the Note shall have been delivered as set forth in 1.2 above in consideration for the Company's delivery into the escrow account of certificates representing the Shares subscribed for. Delivery of the Note shall constitute acknowledgement by Investor that the conditions specified in Section 5 hereof shall have been fulfilled to the reasonable satisfaction of Investor, provided that if any of the conditions specified in Section 4 hereof shall not have been fulfilled to the reasonable satisfaction of the Company, the Company shall, at its election, and upon return of the Note to Investor, be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or unfulfillment.

       2. Representation and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

             2.1 Organization, Good Standing and Qualification. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, operations, prospects, condition (financial or other), or properties.

             2.2 Capitalization. The authorized capital of the Company consists of:

                  (i) Common Stock. 45,000,000 shares of common stock ("Common Stock"), par value $.001, of which 16,097,713 shares are issued and outstanding as of April 30, 1997.

                  (ii) Preferred Stock. 5,000,000 shares of preferred stock ("Preferred Stock"), par value $.001, none of which is outstanding. The Preferred Stock may be issued from time to time in one or more series and the Board of Directors is authorized to fix the rights and terms relating to dividends, conversion, voting, redemption, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each such series.

                  (iii) Warrants and Options . There are no outstanding options, warrants or rights (including preemptive rights and rights of first refusal) for the purchase or acquisition from the Company of any shares of its capital stock except as set forth herein. There are currently outstanding options to purchase 180,000 shares of Common Stock at $1.50 per share granted to a director and currently outstanding warrants to purchase 300,000 shares of Common Stock at $2.50 and 300,000 shares of Common Stock at $4.00 per share issued to another director, 350,000 of which are subject to vesting at the rate of 50,000 shares per quarter beginning in November 1996. As of April 30, 1997 options in the amount of 1,265,833 shares were outstanding pursuant to the Company's Employee Stock Option Plan.

             2.3 Valid Issuance of Shares. All of the outstanding shares of the Company's stock have been duly and validly authorized and issued, are fully paid and nonassessable, and no further approval or authority of the stockholders or the directors of the Company will be required by the Company for the issuance of the Shares. The Shares when issued and paid for by the delivery of the Note in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and except as set forth herein. The Shares will bear a restriction that if the
Note is not paid when due, the Shares will be deemed automatically cancelled as provided under Nevada law.

             2.4 Financial Statements. Except as otherwise stated in the notes thereto, the financial statements delivered herewith dated October 31, 1996 (audited) and April 30, 1997 (unaudited) have been prepared in conformity with United States generally accepted accounting principles applied, except as stated therein, on a consistent basis except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles. The financial statements fairly present the financial position and result of operations and changes in financial position of the Company as of the dates and for the periods indicated (subject, in the case of the unaudited financial statements, to changes resulting from normal year-end audit adjustment).

          Except as reflected in such financial statements and the notes thereto, the Company has no liabilities, absolute or contingent, material to the operations, business, prospects, assets, properties or condition (financial or other) of the Company, other than (i) ordinary course liabilities incurred since the last date of such financial statements in connection with the conduct of the business of the Company, (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in the financial statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company, and
(iii) obligations and commitments pursuant to that certain joint venture entered into in August 1996 by and between Incon Technologies L.L.C. and the Company's wholly owned subsidiary.

             2.5 No Conflict with Other Instruments. Neither the sale of the Shares nor the consummation of the transactions herein contemplated, will: (i) conflict with or constitute a breach of, permit the termination of, constitute a default under, or violation of (A) the Articles of Incorporation, as amended, or bylaws of the Company, (B) any material agreement, indenture, mortgage, deed of trust or other material instrument or agreement or undertaking by which the Company is bound or to which any of its properties is subject, or, (C) to the knowledge of the Company, a violation of any law, administrative regulation, or court decree to which the properties or assets of the Company is subject; or
(ii) result in the creation or imposition of any material lien, charge or encumbrance upon the property or assets of the Company.

             2.6 Authorization. The Company has the corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions, and this Agreement constitutes a legal, valid, binding and enforceable obligation of the Company. No consent, approval, authorization or order of any court or governmental agency or board or any other third party, or registration, qualification, designation or filing with any Federal, state or local authority is required to consummate the transactions contemplated by this Agreement.

       3. Representations and Warranties of Investor. By executing this Agreement, Investor hereby represents and warrants to and covenants with the Company as follows:

             3.1 Authorization. Investor has the power and authority to enter into this Agreement and to perform all of its obligations hereunder and this Agreement constitutes a valid, binding and enforceable obligation of Investor.

             3.2 Legal Investment and Compliance with Laws. The purchase of the Shares by Investor is legally permitted by all laws and regulations to which Investor is subject and all consents, approvals, authorizations of or designations, declarations, or filings in connection with the valid execution and delivery of this Agreement by Investor or the purchase of the Shares by Investor has been obtained, or will be obtained. Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) any foreign exchange restrictions applicable to such purchase, and (ii) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Such Investor's subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

             3.3 Access to Information. Investor acknowledges that it has received the Company's Form 10/A and the 10-Q for the period ended April 30, 1997 (the "Offering Documents"), and is familiar with and understands the operations of the Company.

                  (a) Investor understands and acknowledges that the Offering Documents provided in connection with this investment have been prepared by the Company. Accordingly, Investor understands and acknowledges that no independent investment banking firm or legal counsel have passed upon or assumed any responsibility for the accuracy, completeness or fairness of the information contained in the Offering Documents.

                  (b) Investor understands and acknowledges that any financial projections provided in connection with this investment and have not been prepared by independent accountants and are based on numerous assumptions regarding sales, revenues and expenses and other factors which may not be realized in the future.

                  (c) Investor acknowledges that it has been encouraged to rely upon the advice of its legal counsel and accountants or other financial advisers with respect to the financial, tax and other considerations relating to the purchase of the Shares and has been offered, during the course of discussions concerning the purchase of the Shares, the opportunity to ask such questions and inspect such documents concerning the Company and its business and affairs as Investor has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

                  (d) Investor represents and warrants that, in determining to purchase the Shares, it has relied solely upon the documents provided and the advice of its advisors with respect to the tax, foreign and U.S., and other consequences involved in purchasing the Shares.

             3.4 Acquisition for Investment and Unregistered Nature of the
Shares.

                  (a) Investor represents and warrants that the Shares being acquired are being acquired for its own account without a view to public distribution or resale and that Investor has no contract, understanding, agreement or arrangement to sell or otherwise transfer or dispose of the Shares or any portion thereof to any other person.

                  (b) Investor represents and warrants that it (i) is experienced in evaluating and investing in securities of companies in the developmental stage and acknowledges that it can fend for itself, (ii) can bear the economic risk of the purchase of the Shares including the total loss of its investment, and (iii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares.

                  (c) Investor understands that the Shares have not been registered under the 1933 Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.

                  (d) Investor agrees that it will not sell or otherwise transfer or dispose of the Shares or any portion thereof unless such Shares are registered under the 1933 Act and any applicable state securities laws, or unless Investor obtains an opinion of counsel which is reasonably satisfactory to the Company that such Shares may be sold in reliance on an exemption from such registration requirements.

                  (e) Investor understands that (i) the Company has no obligation to register any Shares for resale or transfer under the 1933 Act or any state securities laws and has made no representation that it will file the necessary reports or publish the necessary information as required by Rule 144 under the 1933 Act that would make available an exemption from the registration requirements of any such laws for the resale or transfer of the Shares; (ii) the Company may place a legend on any certificates representing the Shares indicating that the Shares may not be transferred except in accordance with an exemption from the 1933 Act; (iii) the Company will not register a transfer not made in accordance with an exemption from the 1933 Act; and (iv) Investor therefore may be precluded from selling or otherwise transferring or disposing of any of the Shares or any portion thereof for an indefinite period of time or at any particular time.

             3.5  Further Representations and Understandings.

                  (a) Investor understands that no federal or state agency including the Securities and Exchange Commission, the Arizona Corporation Commission or the securities commission or authorities of any other state has approved or disapproved the Shares, passed upon or endorsed the merits of the offering or the accuracy or adequacy of the documents, or made any finding or determination as to the fairness of the Shares for public investment and any representation to the contrary is a criminal offense.

                  (b) Investor understands that the Shares are being offered and sold in reliance on specific exemptions or exclusions from the registration requirements of federal and state laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of Investor to acquire the Shares.

                  (c) Investor represents and warrants that the information set forth herein concerning Investor is true and correct.

             3.6 Resales Offshore by Investor. Investor acknowledges, covenants and agrees that the Shares may and will be resold offshore only in compliance with Regulation S. In connection with any resale of the Shares pursuant to Regulation S, Investor will deliver to the Company and will cause the purchaser to deliver to the Company the attached Exhibit A Certificate of Compliance.
THE CERTIFICATES DELIVERED TO THE PURCHASER WILL BEAR THE LEGEND SET FORTH IN
SECTION 6(a) HEREOF.

       4. Conditions to Obligations of the Company. The obligations of the Company under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by the
Company:

             4.1 Representations and Warranties Correct. All of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

             4.2 Performance of Covenants and Agreements. All of the covenants and agreements of Investor contained in this Agreement and required to be performed on or before the date of Closing shall have been performed in all material respects to the reasonable satisfaction of the Company.

             4.3  Legal Action.

                  (a) There shall not have been instituted any material legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement.

                  (b) None of the parties hereto shall be prohibited in any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no material action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

       5. Conditions to Obligations of Investor. The obligations of Investor under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by Investor.

             5.1 Representations and Warranties Correct. All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

             5.2  Legal Action.

                  (a) There shall not have been instituted or threatened any legal proceedings seeking to prohibit the consummation of the transactions contemplated by this or any like Agreement, or to obtain damages from Investor or any other Investor with respect thereto.

                  (b) None of the parties hereto or to other like agreements in connection with this offering shall be prohibited by any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this or any like Agreement, and no action or proceeding shall then be pending which questions the validity of this or any like Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

       6.    Legends.

             (a) The certificates evidencing any of the Shares shall be endorsed with the legend set forth below, and Investor covenants that Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate:

       THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY WERE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

             (b) The Shares shall also be endorsed with the following restriction:

       THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN PAID FOR PURSUANT TO A CERTAIN PROMISSORY NOTE DATED THE DATE HEREOF IN THE FULL AMOUNT OF THE PURCHASE PRICE. IF SUCH PROMISSORY NOTE IS NOT PAID IN FULL WHEN DUE, THE SHARES EVIDENCED HEREBY WILL BE DEEMED AUTOMATICALLY CANCELLED AS PROVIDED UNDER NEVADA LAW.

       7.    Miscellaneous.

             7.1 Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed delivered personally to the party being given notice or by facsimile, overnight courier service or by registered or certified mail, return receipt requested, postage prepaid if to Investor at its address set forth herein or if to the Company at the address set forth herein or at such other address as may have been furnished by the Company to Investor.

             7.2 Construction. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Arizona without giving effect to principles of conflicts of law.

             7.3 Entire Agreement; Amendments and Waiver. This Agreement and Exhibit A hereto set forth the entire understanding of the parties with respect to the transactions contemplated hereby, and neither party shall be bound by nor deemed to have made any representations and/or warranties except those contained herein or incorporated herein by reference. The provisions of this Agreement, including Exhibit A hereto, may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Investor.

             7.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, estate, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

             7.5 Headings. The terms used in this Agreement shall be deemed to include the masculine and the feminine in the singular and the plural as the context requires. The headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

             7.6 Survival of Representations and Warranties. All representations and warranties contained herein will survive the execution and delivery of this Agreement and delivery of and payment for the Shares regardless of any investigation made by or on behalf of the parties.

             7.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

             IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date indicated above.


INVESTOR


______________________              ____________________________________________
Exact Name in which Shares          PRINT Name of Individual with authority to
are to be registered                Purchase the Shares on behalf of Investor
                                    and state capacity in which signing

                                    ____________________________________________
                                    SIGNATURE of Individual with Authority to Purchase


                                    DELIVERY INSTRUCTIONS
                                    --------------------------------------------
BIONUTRICS, INC.                    Type or print address where certificates
                                    are to be delivered

                                    ____________________________________________
By:_________________________        ____________________________________________
Its:  President                     Street

                                    ____________________________________________
                                    City, State or Province, Country

                                    ____________________________________________
                                    Telephone Number

                                    ____________________________________________
                                    Facsimile Number

                                   EXHIBIT A


                           CERTIFICATE OF COMPLIANCE

               FOR TRANSFER OF SHARES IN AN OFFSHORE TRANSACTION


            In order to effect the transfer offshore of the Shares of Common Stock acquired pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") entered into between the undersigned seller ("Seller") and Bionutrics, Inc. (the "Company") without registration under the Securities Act of 1933, as amended (the "Act"), the undersigned Seller and the undersigned purchaser ("Purchaser") represent, warrant and acknowledge to the Company,

            As to Seller that:

                  A. The undersigned (i) acknowledges that the sale of Shares to which this Certificate relates is being made in reliance on Rule 903 and/or 904 of Regulation S under the Act and (ii) certifies that (A) the offer of such Shares was not made to a person in the United States and either (1) at the time the buy order was originated, the buyer was outside the United States, or the Seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (2) if pursuant to Rule 904, the transaction was executed on or through the facilities of a designated offshore securities market, and neither the Seller nor any persons acting on its behalf knows or believes that the transaction has been pre-arranged with a buyer in the United States,
                           (B) neither the Seller nor any affiliate of the Seller nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such Shares, and (C) the offer or sale, if made prior to the expiration of one year from the date of the Stock Purchase Agreement was not made to a U.S. Person or for the account or benefit of a U.S. Person. Terms used herein have the meanings given to them by Regulation S.

                  B. The representations and warranties made by Seller in the Stock Purchase Agreement remain true and correct as of the date hereof.


                              ______________________________________________
                                     Print Name of Seller

Dated:___________             By:___________________________________________
                              Name:_________________________________________
                              Title:________________________________________

            As to Purchaser, that:

                  A. Purchaser acknowledges and agrees that the Shares have not been registered under the Act and may be resold only (a) pursuant to an effective Registration Statement under the Act and any applicable state securities laws ("State Acts"), (b) pursuant to an exemption from registration under the Act and any applicable State Acts, or (c) in accordance with Rule 903 and/or 904 of Regulation S under the Act.

                  B. If any offer or sale of the Shares hereunder occurred prior to the expiration of the one year period referred to in paragraph C below, Purchaser further represents and warrants that (i) Purchaser is not a U.S. Person (as defined in Regulation S) and is not acquiring the Shares for the account or benefit of any U.S. Person, (ii) at all times that the offer to buy or sell the Shares as contemplated hereby were made and the buy order was originated the Purchaser was outside of the United States, and (iii) Purchaser has no present plan or intention to sell the Shares in the United States or to a U.S. Person and will not make any offers or sales of the Shares to a U.S. Person or in the United States.

                  C. Neither Purchaser nor its affiliates nor any person acting on its or their behalf entered into, prior to or during the one year period from the date of the Stock Purchase Agreement any option, equity swap or other similar derivative instrument or position with respect to the Shares.

                  D. Purchaser acknowledges that the certificate evidencing the Shares will bear a legend to the effect that transfer is prohibited except under Regulation S, pursuant to a registration under the Act or State Acts or pursuant to an exemption therefrom as set forth in paragraph A above and acknowledges that the Company will refuse to register the transfer of Shares not made in accordance with such requirements.



                              ______________________________________________
                                     Print Name of Seller

Dated:___________             By:___________________________________________
                              Name:_________________________________________
                              Title:________________________________________

                                 PROMISSORY NOTE

U.S. $_________                                                 PHOENIX, ARIZONA
                                                                 ________, 199__


      FOR VALUE RECEIVED, ________________________________, a(n) _____________
corporation (the "Maker"), hereby promises to pay to BIONUTRICS, INC. (the "Holder"), the principal amount of ____________________________ ($___________), together with simple interest thereon from and including the date of this Promissory Note (the "Note") until, but not including, the date of full and final payment, at the Interest Rate as hereinafter defined.

            1. INTEREST. Interest shall accrue on the principal amount then outstanding hereunder at the rate of 5% per annum (the "Interest Rate") based on the number of days elapsed in a 365-day year. Notwithstanding the foregoing, if at any time implementation of any provision hereof shall cause the interest contracted for or charged herein and collectible hereunder to exceed the applicable lawful maximum rate, then the Interest Rate shall be limited to such lawful maximum.

            2. PAYMENTS. The principal sum of this Note, together with all accrued but unpaid interest due hereunder, shall be due and payable on May 1, 1998 (the "Due Date").

            3. ACCELERATION AND OTHER REMEDIES. Maker shall be in "Default" under this Note if Maker fails to timely make the payment of principal and interest due and payable hereunder within five (5) days from the Due Date. Upon the occurrence of any Default, the entire principal balance outstanding hereunder, together with all accrued but unpaid interest thereon, shall become immediately due and payable, and such balance shall then bear interest at the contracted for annual rate of the Interest Rate plus six percent (6%) per annum.

            4. WAIVERS. Except as otherwise expressly provided herein, Maker hereby waives diligence, demand, grace, presentment for payment, notice of nonpayment, protest and notice of protest, notice of extension and notice of default. No delay or omission on the part of Holder in exercising any right hereunder shall constitute a waiver of any such right or of any other right hereunder. A waiver on any one occasion shall not be construed to bar the exercise, or to constitute a waiver of any such right on any future occasion.

            5. PREPAYMENT. Maker may prepay all or any portion of the interest and the unpaid principal balance of this Note at any time, or from time to time, without penalty or premium. Any prepayment shall first be credited to interest and then to principal.

            6. AMENDMENT. This Note may not be changed, modified or terminated, nor may any provision of this Note be waived except by an agreement in writing signed by the party to be charged.

            7. BINDING NATURE OF AGREEMENT; ASSIGNMENT. The provisions of this Note shall be binding upon Maker, and shall inure to the benefit of and bind the respective successors and assigns of Holder and Maker. Neither Holder nor Maker may assign or transfer this Note or assign or delegate any of his, her, or its respective rights or obligations hereunder without the prior written consent of the other party in each instance.

            8. GOVERNING LAW. THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ARIZONA, NOTWITHSTANDING ANY ARIZONA OR OTHER CONFLICTS-OF-LAWS PROVISIONS TO THE CONTRARY.

            9. COLLECTION COSTS AND EXPENSES. If this Note shall be placed in the hands of an attorney for collection, by suit or otherwise, then Maker's obligations hereunder shall include the payment of all reasonable collection costs and expenses incurred by Holder in connection therewith, including, without limitation, reasonable attorneys' fees and costs.

            10. TIME OF ESSENCE. Time is of the essence of this Note and each and every provision hereof.

            11. CANCELLATION OF SHARES. This Note is entered into in connection with a certain Stock Purchase Agreement dated as of the date hereof wherein Maker purchased certain shares of Holder's Common Stock (the "Shares") and Maker acknowledges that a Default hereunder will cause the Shares purchased thereby to be deemed automatically cancelled.

            12. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt or when deposited in the United States mails by registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                  (i)   If to Holder:

                        Bionutrics, Inc.
                        2425 E. Camelback Road
                        Suite 650
                        Phoenix, Arizona  85016

                        with a copy to:

                        O'Connor, Cavanagh, Anderson,
                          Killingsworth & Beshears, P.A.
                        One East Camelback Road, Suite 1100
                        Phoenix, Arizona  85012
                        Attention:  Jean E. Harris, Esq.

                  (ii)  If to Maker:

                        ____________________________

                        ____________________________

                        ____________________________

                        ____________________________

      Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

      IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.

                                    ________________________________,
                                    a(n) _______________ corporation



                                    By:_________________________________________
                                    Its:________________________________________


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